SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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CLEARWATER PAPER CORPORATION

(Name of Registrant as Specified In Its Charter)

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Clearwater Paper Corporation
601 West Riverside Ave., Suite 1100
Spokane, WA 99201

SUPPLEMENT DATED MAY 1, 2020 TO
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
DATED APRIL 2, 2020
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 13, 2020

This Supplement provides additional information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Clearwater Paper Corporation (the “Company”) to be held on Wednesday, May 13, 2020.  This Supplement, which describes a recent change in the directors continuing in office and not up for election at the Annual Meeting and instructions for participating in the Annual Meeting via webcast, should be read in conjunction with the Proxy Statement.  In addition, the Company issued the attached press release related to the webcast.

CHANGE IN DIRECTORS CONTINUING IN OFFICE

The Board of Directors of the Company (the “Board”) elected Ann C. Nelson as a new director to the Board effective May 13, 2020.  Ms. Nelson will serve as one of the Board’s Class II directors whose members’ terms expire at the Company’s annual meeting of stockholders to be held in 2022.

Business Experience of Ms. Nelson

Ms. Nelson served in various positions with KPMG LLP, an accounting and audit services company, from August 1982 through September 2019. She served as a Lead Audit Partner from 1994 through 2019 for a variety of global publicly traded companies in a variety of industries, including forest products (REIT’s, timber/timberlands, wood products, and pulp, paper and packaging), other manufacturing, transportation, and retail.  In her role as Lead Audit Partner, she worked directly with boards of directors and audit committees on audits of financial statements and internal controls, numerous registration statements and assistance with a variety of mergers, acquisitions, and dispositions. Ms. Nelson brings expertise to the Board in the areas of auditing, accounting and financial reporting, internal controls and corporate governance.

Stock Ownership

Ms. Nelson does not own any shares of the Company.  She will be eligible to participate in the Company’s deferred compensation program for non-employee directors upon joining the Board.

Director Independence

The Board has determined that Ms. Nelson satisfies the independence criteria set forth in the corporate governance standards of the New York Stock Exchange.

Voting Matters

Because the change in directors described in this Supplement does not pertain to the class of directors up for election at the Annual Meeting, none of the agenda items presented in the Notice and Proxy Statement are affected by this Supplement.  If you have already voted your shares via the internet, telephone, or by returning your proxy card or voting instruction form, you do not need to take any action unless you wish to change your vote.  Shares already voted by proxy will remain valid and will be voted at the Annual Meeting

INSTRUCTIONS FOR WEB PARTICIPATION IN THE ANNUAL MEETING

We continue to face an unpredictable situation and restrictions on travel and gatherings with respect to the COVID-19 pandemic. The health and safety of our stockholders, employees and communities are of paramount concern to our Board and management.

We are holding the Annual Meeting in person at the Company’s corporate headquarters at 601 West Riverside Avenue, Spokane, Washington 99201 as presented in the Notice of Annual Meeting provided with our proxy materials. However, to minimize the risk to our stockholders, employees, and communities, we are providing a means to participate in the meeting via a webcast.

Voting at the Meeting

Please note that stockholders will not be able to vote or revoke a proxy through the webcast. Therefore, to ensure that your vote is counted at the Annual Meeting, we strongly encourage you to complete and return the proxy card included with our proxy materials, or through your broker, bank or other nominee’s voting instruction form. Stockholders of record can also vote via telephone or via the internet by following the instructions on your proxy card. Stockholders of record may still attend the Annual Meeting and revoke their proxy at any time before it is voted.

Registration Instructions

To attend the webcast of the Annual Meeting, stockholders will need to register at register.proxypush.com/CLW or enter the url https://register.proxypush.com/CLW by 5:00 p.m. (Pacific) on Tuesday, May 12th.  If stockholders do not register prior to this time, they will not be able to participate in the webcast. Once registered, stockholders will receive a confirmation email with a link to access the webcast. Those planning to listen should connect to the webcast at least 10 minutes prior to the start of the Annual Meeting. Subject to customary rules adopted by the Company, stockholders attending the Annual Meeting in person will be provided an opportunity to ask questions and the Annual Meeting webcast will offer a means to ask typewritten questions.

Replay of the Meeting

The Annual Meeting webcast will be archived on the Investor Relations section of the Company’s website through May 13, 2021.

If you have further questions regarding proxy voting or how to access the Annual Meeting via webcast, please do not hesitate to contact investor relations at investorrelations@clearwater.com or by phone at (509) 344-5906.

Clearwater Paper Announces Web Broadcast of Annual Stockholders Meeting

SPOKANE, Wash.--(BUSINESS WIRE)--May 1, 2020--Clearwater Paper Corporation (NYSE: CLW) today announced that due to the public health impact of the COVID-19 pandemic and to support the health and safety of its stockholders, employees and communities, the company will provide a means to participate in its annual meeting of stockholders (the “Annual Meeting”) to be held May 13, 2020 at 9:00 a.m. (Pacific) via webcast.

The company is holding the Annual Meeting in person at the company’s corporate headquarters at 601 West Riverside Avenue, Spokane, Washington 99201 as presented in its Notice of Annual Meeting of Stockholders provided with its definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2020. The company is providing stockholders a means to participate in the Annual Meeting via live webcast. Instructions for accessing the webcast are provided below. Please note that stockholders will not be able to vote or revoke a proxy through the webcast. Stockholders attending the Annual Meeting listening via the webcast will be provided an opportunity and means to ask questions.

Instructions for Web participation in the Annual Meeting

To attend the webcast of the Annual Meeting, stockholders will need to register at register.proxypush.com/CLW or enter the URL https://register.proxypush.com/CLW by 5:00 p.m. (Pacific) on Tuesday, May 12th. If stockholders do not register prior to this time, they will not be able to participate in the webcast. Once registered, stockholders will receive a confirmation email with a link to access the webcast. Those planning to participate should connect to the webcast at least 10 minutes prior to the start of the Annual Meeting.

The Annual Meeting webcast will also be archived on the Investor Relations section of the company's website through May 13, 2021.

Stockholders who have further questions regarding proxy voting or how to access the Annual Meeting via the webcast should contact the company’s investor relations at investorrelations@clearwater.com or by phone at (509) 344-5906.

ABOUT CLEARWATER PAPER

Clearwater Paper manufactures quality consumer tissue, away-from-home tissue, parent roll tissue, bleached paperboard and pulp at manufacturing facilities across the nation. The company is a premier supplier of private label tissue to major retailers and wholesale distributors, including grocery, drug, mass merchants and discount stores. In addition, the company produces bleached paperboard used by quality-conscious printers and packaging converters, and offers services that include custom sheeting, slitting and cutting. Clearwater Paper's employees build shareholder value by developing strong relationships through quality and service.

FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Annual Meeting. These forward-looking statements are based on current expectations that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include those risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission. The company does not undertake to update any forward-looking statements based on new developments or changes to the company’s expectations.

For additional information on Clearwater Paper, please visit our website at www.clearwaterpaper.com.

Contacts

(News media)
Shannon Myers
509.344.5967

(Investors)
Solebury Trout
509.344.5906